MFS(R) High Income Fund

      Supplement to the Current Statement of Additional Information Part I

Effective immediately, the sub-headings entitled "Ownership of Fund Shares" and "Other Accounts", under Appendix C entitled "Portfolio Manager(s)" are hereby restated as follows:

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by each of the Fund's portfolio managers as of September 30, 2006. The following dollar ranges apply:

N. None
A. $1 - $10,000
B. $10,001 - $50,000
C. $50,001 - $100,000
D. $100,001 - $500,000
E. $500,001 - $1,000,000
F. Over $1,000,000

Name of Portfolio Manager            Dollar Range of Equity Securities in Fund
-------------------------            -----------------------------------------
John F. Addeo                                          D
David P. Cole                                          N

Other Accounts. In addition to the Fund, the Fund's portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of September 30, 2006 were as follows:

                    Registered Investment Companies         Other Pooled Investment Vehicles               Other Accounts
                     Number of                               Number of                                Number of
Name                 Accounts*       Total Assets*          Accounts          Total Assets           Accounts       Total Assets
John F. Addeo           14           $4.7 billion              3             $498.8 million             2          $529.7 million
David P. Cole           11           $4.3 billion              2              231.9 million             0                N/A

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*  Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

                The date of this Supplement is November 13, 2006.